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                SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, D.C.  20549



                             FORM 8-K

                          CURRENT REPORT


              PURSUANT TO SECTION 13 OR 15(d) OF THE
                  SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  October 1, 1995


                        HSBC AMERICAS, INC.

        (Exact name of registrant as specified in charter)


DELAWARE                   I-2940         22-1093160
(State or other juris-     (Commission    (IRS Employer
diction of incorporation)  File Number)   Identification No.)


ONE MARINE MIDLAND CENTER, BUFFALO, NEW YORK   14203
(Address of principal executive offices)

Registrant's telephone number, including area code:  (716) 841-2424




Former Name:  Marine Midland Banks, Inc.




                               PAGE 2

Item 5.  Other Events

     Effective October 1, 1995 Marine Midland Banks, Inc. has changed its name to HSBC Americas, Inc. HSBC Americas, Inc. is an indirectly-held, wholly-owned subsidiary of HSBC Holdings plc.

                               PAGE 3






                            SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                              HSBC AMERICAS, INC.


                              (REGISTRANT)

                              /s/ Robert M. Butcher

                              NAME:   ROBERT M. BUTCHER
                              TITLE:  EXECUTIVE VICE PRESIDENT
                                     AND CHIEF FINANCIAL OFFICER


Date:  October 2, 1995